                                                                    Exhibit 10.1
                                                                    ------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS
FROM THE REGISTRATION REQUIREMENT OF THE ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, DURING ANY APPLICABLE RESTRICTED PERIOD, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

                                ---------------

                           STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT ("Agreement") is made as of 23rd February, 1998, by and between CROWN RESOURCES CORPORATION, a Washington corporation ("Seller"), and The Equitable Life Assurance Society, ("Purchaser").

                                   RECITALS

     A. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, shares of the common stock, par value $.01 per share, of Seller (the "Common Stock"), pursuant to the terms and conditions of this Agreement and in reliance on Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), which sets forth certain conditions under which the offer and sale of securities shall be deemed to be made outside the United States.

      B. The shares subject to this Agreement have not been registered under the Securities Act or under the state securities laws of any state of the United States.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration the receipt and adequacy of which the parties acknowledge, the parties agree as follows:

                                   ARTICLE 1
                               PURCHASE AND SALE
                              -----------------

     1.1  Purchase of Common Stock. On the term and subject to the conditions
          ------------------------
contained in this Agreement, Seller shall sell and deliver to Purchaser, and Purchaser shall purchase from Seller, 1,000,000, shares of Common Stock (the
                                      ----------
"Shares").

     1.2  Purchase Price.  Purchaser shall pay to Seller a per share purchase
          --------------
price of U.S. $ 4,625 for a total purchase price of U.S. $4,625,000 for the
              --------                                   -----------
Shares (the "Purchase Price"). Purchaser shall pay Seller the Purchase Price by wire transfer in United States funds at Closing to:

     ACCOUNT NAME:      Crown Resources
                        Corporation

     BANK:              Norwest Bank Of Denver

     BRANCH:            Denver, CO, USA
                        Denver, CO  80202, USA

     ABA ROUTING #:     1020-007-6

     ACCOUNT#:          1010857596

     CONTACT:

     1.3  Closing. The closing of the transaction contemplated by this Agreement
          -------
(the "Closing") shall be held on such date and at such time on or before February 27, 1998, as the parties may agree, unless such date is extended by agreement of the parties (the "Closing Date"). On the Closing Date, Seller will cause its transfer agent to prepare a certificate or certificates representing the Shares, which certificate(s) shall be delivered to Purchaser at an address identified by Purchaser.

                                   ARTICLE 2
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
              ---------------------------------------------------

     To induce Purchaser's execution of this Agreement and consummation of the transactions contemplated hereby, Seller represents, warrants and covenants as follows:

     2.1  Corporate Organization; Authorization. Seller is duly incorporated,
          -------------------------------------
validly existing and in good standing as a corporation under the laws of the State of Washington and has full corporate power and authority to enter into this Agreement and to issue and sell the Shares. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and binding agreement of Seller enforceable in accordance with its terms.

      2.2  Capital Stock. Seller has authorized capital stock consisting of
           -------------
50,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). As of February 11, 1998, Seller had outstanding 13,455,725 shares of Common Stock and no shares of Preferred Stock.

       2.3  Reporting Compliance. Seller's Common Stock is registered pursuant
            --------------------
to Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Seller has filed all materials required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act for a period of at least 12 months immediately preceding the date of this Agreement.

       2.4  Information. Seller has delivered to Purchaser copies of Seller's
            -----------
Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") and Seller's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 (the "Disclosure Materials"). The information concerning Seller set forth in the Disclosure Materials is, as of the dates thereof, complete and accurate in all material respects and, to the best of Seller's knowledge, does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon request, Seller shall provide to Purchaser any additional reports filed by it with the United States Securities and Exchange Commission after the date of this Agreement but prior to the Closing Date.

        2.5  Characteristics of the Shares.  The Shares, when issued and
             -----------------------------
delivered to Purchaser, will be duly and validly authorized and issued, fully paid and nonassessable and free from preemptive rights.

                                   ARTICLE 3
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER
           --------------------------------------------------------

     As an inducement to, and with the intent that Seller rely on the accuracy thereof, Purchaser represents, warrants and covenants as follows:

        3.1  Organization. Purchaser is [insert appropriate language re due
             ------------
organization and valid existence of Purchaser under the laws of the jurisdiction of its organization]. Purchaser has the requisite power and is duly authorized under all applicable laws and regulations to acquire the Shares. The execution and delivery of this Agreement will not violate any provision of Purchaser's governing charter or any other contractual or legal obligation of Purchaser.

        3.2  Approval of Agreement. Purchaser has taken all action required by
             ---------------------
applicable law, its governing charter or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions hereby. This Agreement is a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms. Purchaser is not required to obtain the authorization, approval, consent or order of, or make a registration or filing with, any court or other regulatory or governmental body in connection with the execution and delivery by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby. The execution of this Agreement and the consummation of the transactions hereby will not result in the breach of any term or provision of, constitute an event of default under or require the consent or approval of any third-party pursuant to any material contract, agreement or instrument to which Purchaser is a party or by which any of its properties or assets are bound.

        3.3  Information.  The information concerning Purchaser provided to
             -----------
Seller in connection with this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material act or omit to state a material fact required to make the statements therein, in light of the circumstances under which they were made, not misleading.

        3.4  Risk Factors. Purchaser has been informed and fully understands
             ------------
that there are significant risks associated with a purchase of the Shares, including, without limitation, the risks and considerations described in Item 1 of Seller's Form 10-K, which factors Purchaser has considered carefully before executing this Agreement.

        3.5  Purchaser's Financial Condition. Purchaser is an accredited
             -------------------------------
investor as that term is defined in Regulation D promulgated under the Securities Act. Purchaser is capable of bearing the economic risk and burden of this investment, including, without limitation, the possibility of a complete loss of its investment in the Shares. Purchaser understands that there are substantial restrictions on the transferability of the Shares, which may make the liquidation of the Shares impossible for the immediate future.

        3.6  Disclosure.  Purchaser has received copies of the Disclosure
             ----------
Materials. All documents requested by Purchaser have been made available for inspection and copying. Purchaser has been supplied with all additional information concerning Seller and the Shares that Purchaser has requested.

        3.7  No Registration.  Purchaser acknowledges that the Shares are being
             ---------------
issued without being registered under the Securities Act or other applicable securities laws under exemptions from such registration requirements. Purchaser acknowledges that it must therefore hold the Shares for the applicable holding period unless the Shares are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, and that Seller will place stop transfer instructions with Seller's transfer agent regarding the Shares. Seller is under no obligation to register the Shares or take any other action which would make an exemption from registraton available, and Seller is under no obligation to cause or permit the Shares to be transferred in the absence of such registration or an opinion satisfactory to Seller's counsel that an exemption is available.

        3.8  Regulation S. Purchaser is not a "U.S. Person" as that term is
             ------------
defined under Rule 902(o)(1) promulgated under the Securities Act. "U.S. Person" means:

             1.   any natural person resident in the United States;

             2. any partnership or corporation organized or incorporated under the laws of the United States;

             3. any estate of which any executor or administrator is a U.S. person;

             4.   any trust of which any trustee in a U.S. person;

             5. any agency or branch of a foreign entity located in the United States;

             6. any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

             7. any discretionary account or similar account (other than an estate or trust) held by a deal or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

             8.   any partnership or corporation if:

                  (a) organized or incorporated under the laws of any foreign jurisdiction; and

                  (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors (as defined in rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

Purchaser maintains its principal residence outside the United States. Purchaser agrees not to offer or sell the Shares to any U.S. Person or for the account or benefit of any U.S. Person for a period of 40 days (the "Restricted Period") after the Closing Date. Purchaser will have in place, throughout the Restricted Period, procedures designed to ensure that Purchaser is, and its employees or agents who are directly engaged in selling securities are, aware that the Shares may not be offered or sold into the United States, or to or for the account or benefit of any U.S. Person, during the Restricted Period. Neither Purchaser nor any of its affiliates, nor any person acting on its behalf, has engaged or will engage in any "directed selling efforts," as defined in Regulation S, with respect to the Shares. Purchaser is not a "distributor," as defined in Regulation S. Purchaser has not entered into and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Shares. Purchaser agrees that all resales by Purchaser of the Shares in the United States or to U.S. Persons will be made only in accordance with Regulation S, the Securities Act or pursuant to an available exemption from registration and in any event not before expiration of the Restricted Period.

     3.9  Exclusive Reliance on this Agreement; No Oral Representations. In
          -------------------------------------------------------------
making the decision to purchase the Shares, Purchaser has relied exclusively upon information provided to it in connection with this Agreement and any investigations made by Purchaser. Purchaser confirms that it is not relying upon any oral representations, or statements made by Seller or by any other person in purchasing the Shares.

     3.10  Legend. Purchaser acknowledges that the certificates representing
           ------
the Shares will bear substantially the following legend until such legend may be removed under applicable securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. NO OFFER OR SALE OF THE SECURITIES OFFERED HEREBY MAY BE MADE IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON," AS THAT TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, DURING ANY APPLICABLE RESTRICTED PERIOD, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

     3.11 Further Actions. Purchaser shall execute and deliver to Seller, at or
          ---------------
prior to the Closing, such further letters of representation, acknowledgment, suitability or the like, as Seller and its counsel may reasonably request in connection with Seller's reliance on exemptions from registration under Regulation S or any other securities laws.

     3.12 No Other Assurances. Seller and Purchaser acknowledge that the basis
          -------------------
for relying on exemptions from registration or qualification are factual and depend on the conduct of the various parties and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

                                   ARTICLE 4
                                INDEMNIFICATION
                                ---------------

     4.1  Indemnification by Purchaser.   Purchaser will indemnify and hold
          ----------------------------
harmless Seller and its directors, officers, agents and employees, and each person, if any, who controls Sellers within the meaning of the Securities Act "Affiliates"), from and against any and all claims, damages, expenses, liabilities or actions ("Claims") to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with the investigation or defense of any Claims arising out of or based upon a misrepresentation or alleged misrepresentation of material fact contained in any application or statement filed with a governmental body by Seller or the omission or alleged omission of a material fact required to be stated therein, or necessary in order to make the statements made therein not misleading, but only insofar as any such misrepresentation or omission was made in reliance upon and in conformity with information furnished in writing by Purchaser. Purchaser agrees at any time upon the request of Seller to furnish a written letter or statement confirming the accuracy of any information provided to Seller by Purchaser. This Section 4.1 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Seller, and shall survive the consummation of the transactions by this Agreement.

     4.2  Indemnification by Seller. Seller will indemnify and hold harmless
          -------------------------
Purchaser and its Affiliates, from and against any Claim to which any of them may become subject under applicable law (including the Securities Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with the investigation or defense of any Claims arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Materials, or arising out of or based upon the omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statements therein not misleading. This Section 4.2 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Purchaser, and shall survive the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE 5
                      CONDITIONS PRECEDENT TO OBLIGATIONS
                      -----------------------------------

     The obligations of each party to this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

      5.1  Accuracy of Representations.  The representations and warranties made
           ---------------------------
by each party in this Agreement shall have been true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and such party shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such party prior to or at the Closing.

      5.2  Other Items. Each party shall have received such further documents,
           -----------
certificates or instruments relating to the transactions contemplated hereby as the other party may reasonably request

                                   ARTICLE 6
                              GENERAL PROVISIONS
                              ------------------

      6.1  Amendment or Waiver.   Every right and remedy provided in this
           -------------------
Agreement shall be cumulative with every other right and remedy, whether conferred in this Agreement, at law or in equity, and may be enforced concurrently with any right conferred by this Agreement, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by the parties with respect to any of the terms contained in this Agreement, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      6.2  Attorneys' Fees.  In the event any party institutes and prevails in
           ---------------
any action or suit to enforce this Agreement or to secure relief from any default under or breach of this Agreement, the defaulting or breaching party, or parties shall reimburse the nonbreaching party or parties for all costs, including, without limitation, reasonable attorneys' fees incurred in connection with such dispute and in enforcing or collecting any judgment rendered pursuant to such dispute.

      6.3  Governing Law. This Agreement shall in all respects, including all
           -------------
matters of construction, validity and be governed by and construed and enforced in accordance with the laws the State of Washington, without reference to any rules governing conflicts of laws.

      6.4  No Brokers. Purchaser and Seller agree that no third person[, except
           ----------
for David Williamson and Associates (DWA)] has in any way brought the parties together or been instrumental in the negotiation, execution or consummation of this Agreement. Purchaser and Seller each agree to indemnify the other against any claim by any third person[, other than DWA,] for any commission, brokerage, finders fee or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section 6.4 shall survive the Closing Date and the of the transactions contemplated hereby.

     6.5  No Public Announcement.  Neither of the parties to this Agreement
          ----------------------
shall, without the approval of the other party, make any press release or other public concerning the transactions contemplated by this Agreement unless that party has first provided a copy of such press release or public announcement to the other party at least two days prior to release. However, nothing contained in this Agreement shall prohibit any party from making any public disclosure or announcement which is required by law or shall prohibit Seller from making a public announcement on or after the Closing Date with respect to the completion of the offering.

     6.6  Notices.  All notices, demands, requests or other communications
          -------
required or authorized under this Agreement shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery:

          If to Seller, to:  CROWN RESOURCES CORPORATION
                             Attention: Christopher E. Herald, President
                             1675 Broadway
                             Suite 2400
                             Denver, Colorado 80202
                             Facsimile: (303) 534-1809
                             Telephone: (303) 534-1030

          If to Purchaser.   To the address, telephone or facsimile numbers set
                             forth on the signature page

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder. Any such notice, demand, request or other communication shall be deemed to have been given as of the date personally delivered or on the first business day after a legible copy sent by facsimile transmission is received, three days after the date mailed by registered or certified mail, or on the first business day after the date sent by overnight delivery.

     6.7  Survival; Liability. The representations, warranties and covenants
          -------------------
of the respective parties set forth in this Agreement shall survive the Closing the transactions contemplated by this Agreement for a period of one year from the date of this Agreement. Seller's cumulative liability to Purchaser for breaches of this Agreement shall not exceed the Purchase Price.

     6.8  Third-Party Beneficiaries. This Agreement is solely between Seller and
          -------------------------
Purchaser, and no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third-party beneficiary of this Agreement.

     6.9  Counterparts. This Agreement may be executed in multiple counterparts,
          ------------
each of which shall be deemed an original and all of which taken together shall be a single instrument.

     6.10 Entire Agreement. This Agreement, together with the documents to be
          ----------------
delivered pursuant to this Agreement, represents the entire agreement between the parties relating to the subject matter of this Agreement. There are no other understandings, agreements, representations or warranties, written or oral, with respect to the subject matter hereof except as set forth herein.

Executed as of the date first set forth above.

                                     SELLER

                                     CROWN RESOURCES CORPORATION

                                     By: /s/ Christopher E. Herald
                                        --------------------------
                                        Christopher E. Herald
                                        President

                                     PURCHASER:

                                     THE EQUITABLE LIFE ASSURANCE SOCIETY

                                     By: [SIGNATURE ILLEGIBLE]
                                        --------------------------
                                         Its:
                                             ---------------------

                                     Purchaser's Address:

                                     THE EQUITABLE LIFE ASSURANCE SOCIETY
                                     CITY PLACE HOUSE, 55, BASINGHALL STREET
                                     LONDON EC2V 5DR

                                     Attention: Jonathan Dennis
                                               --------------------
                                     Facsimile Transmission: 0171 710 3867
                                                            ----------------
                                     Telephone: 0171 710 3744
                                               ---------------

                                      Exact Name(s) for Certificate:

                                      BOOTH & CO
                                      ---------------------------------

                                      Address for Certificate Delivery:
                                      40 BROAD STREET
                                      ---------------------------------
                                      8TH FLOOR
                                      ---------------------------------
                                      NEW YORK
                                      ---------------------------------
                                      NY 10004
                                      ---------------------------------